Income taxes - Significant Components of Deferred Tax Assets and Liabilities (Detail) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Deferred tax assets:
Net operating loss carryforward	$ 24,380	$ 17,353
Research and development credits	3,319	2,147
Deferred rent	353	491
Accruals and other	771	255
Gross deferred tax assets	28,823	20,246
Less valuation allowance	(28,583)	(19,910)
Total deferred tax assets	240	336
Deferred tax liabilities:
Fixed assets	(240)	(336)
Net deferred tax assets	$ 0	$ 0